Exhibit 10.1

Patents, Trademarks and FDA Registrations

Title	Filed	Serial Number	Issued	Patent Number
• **Patents**				
Apparatus and Method to Treat a Wound Area	08-07-2006	11462965	11-16-2010	7,833,522
Composition and Method to Treat Wounds	07-30-2007	12375521	09-15-2015	9,132,114
• **Trademarks**				
DERMAWOUND Name – United States	09-29-2004	78491250	03-30-2006	3,097,449
DERMAWOUND Name - Mexico	03-20-2019	2176910	06-13-2019	2,176,910
• **FDA Registrations**				
DERMAWOUND 2023 Labeler Code		57554	12-20-2022	
DERMAWOUND 2023 Original Formula		57554-110-06	12-20-2022	
DERMAWOUND 2023 Venous Stasis Ulcer and Burn Care Formula		57554-120-06	12-20-2022	

From: TMOfficialNotices@USPTO.GOV
Sent: Saturday, August 20, 2016 11:01 PM
To: docdixon007@msn.com
Cc: daviddixonmd@gmail.com
Subject: Official USPTO Notice of Acceptance and Renewal Sections 8 and 9: U.S. Trademark RN 3097449: DERMAWOUND

Serial Number: 78491250
Registration Number: 3097449
Registration Date: May 30, 2006
Mark: DERMAWOUND
Owner: DIXON, DAVID M.

Aug 20, 2016

NOTICE OF ACCEPTANCE UNDER SECTION 8

The declaration of use or excusable nonuse filed for the above-identified registration meets the requirements of Section 8 of the Trademark Act, 15 U.S.C. §1058. **The Section 8 declaration is accepted.**

NOTICE OF REGISTRATION RENEWAL UNDER SECTION 9

The renewal application filed for the above-identified registration meets the requirements of Section 9 of the Trademark Act, 15 U.S.C. §1059. **The registration is renewed.**

The registration will remain in force for the class(es) listed below for the remainder of the ten-year period, calculated from the registration date, unless canceled by an order of the Commissioner for Trademarks or a Federal Court.

Class(es):
005

TRADEMARK SPECIALIST
POST-REGISTRATION DIVISION
571-272-9500

REQUIREMENTS FOR MAINTAINING REGISTRATION IN SUCCESSIVE TEN-YEAR PERIODS

WARNING: Your registration will be canceled if you do not file the documents below during the specified time periods.

What and When to File: You must file a declaration of use (or excusable nonuse) **and** an application for renewal between every 9th and 10th-year period, calculated from the registration date. See 15 U.S.C. §§1058, 1059.

Grace Period Filings

The above documents will be considered as timely if filed within six months after the deadlines listed above with the payment of an additional fee.

*****The USPTO WILL NOT SEND ANY FURTHER NOTICE OR REMINDER OF THESE REQUIREMENTS. THE REGISTRANT SHOULD CONTACT THE USPTO ONE YEAR BEFORE THE EXPIRATION OF THE TIME PERIODS SHOWN ABOVE TO DETERMINE APPROPRIATE REQUIREMENTS AND FEES.*****

To view this notice and other documents for this application on-line, go to http://tdr.uspto.gov/search.action?sn=78491250. NOTE: This notice will only be available on-line the next business day after receipt of this e-mail.

Int. Cl.: 5

Prior U.S. Cls.: 6, 18, 44, 46, 51 and 52

Reg. No. 3,097,449

United States Patent and Trademark Office

Registered May 30, 2006

TRADEMARK
PRINCIPAL REGISTER

DERMAWOUND

DIXON, DAVID M. (UNITED STATES INDIVIDUAL)
826 N. VENICE AVENUE
TUCSON, AZ 85711

FOR: PHARMACEUTICAL PREPARATIONS, FOR WOUNDS, IN CLASS 5 (U.S. CLS. 6, 18, 44, 46, 51 AND 52).

FIRST USE 9-30-2004; IN COMMERCE 9-30-2004.

THE MARK CONSISTS OF STANDARD CHARACTERS WITHOUT CLAIM TO ANY PARTICULAR FONT, STYLE, SIZE, OR COLOR.

SER. NO. 78-491,250, FILED 9-29-2004.

HOWARD B. LEVINE, EXAMINING ATTORNEY

Int. Cl.: 5

Prior U.S. Cls.: 6, 18, 44, 46, 51 and 52

Reg. No. 3,097,449

Registered May 30, 2006

United States Patent and Trademark Office

TRADEMARK
PRINCIPAL REGISTER

DERMAWOUND

DIXON, DAVID M. (UNITED STATES INDIVIDUAL)
826 N. VENICE AVENUE
TUCSON, AZ 85711

FOR: PHARMACEUTICAL PREPARATIONS, FOR WOUNDS, IN CLASS 5 (U.S. CLS. 6, 18, 44, 46, 51 AND 52).

FIRST USE 9-30-2004; IN COMMERCE 9-30-2004.

THE MARK CONSISTS OF STANDARD CHARACTERS WITHOUT CLAIM TO ANY PARTICULAR FONT, STYLE, SIZE, OR COLOR.

SER. NO. 78-491,250, FILED 9-29-2004.

HOWARD B. LEVINE, EXAMINING ATTORNEY

Int. Cl.: 5

Prior U.S. Cls.: 6, 18, 44, 46, 51 and 52

Reg. No. 3,097,449

Registered May 30, 2006

United States Patent and Trademark Office

TRADEMARK
PRINCIPAL REGISTER

DERMAWOUND

DIXON, DAVID M. (UNITED STATES INDIVIDUAL)
826 N. VENICE AVENUE
TUCSON, AZ 85711

FOR: PHARMACEUTICAL PREPARATIONS, FOR WOUNDS, IN CLASS 5 (U.S. CLS. 6, 18, 44, 46, 51 AND 52).

FIRST USE 9-30-2004; IN COMMERCE 9-30-2004.

THE MARK CONSISTS OF STANDARD CHARACTERS WITHOUT CLAIM TO ANY PARTICULAR FONT, STYLE, SIZE, OR COLOR.

SER. NO. 78-491,250, FILED 9-29-2004.

HOWARD B. LEVINE, EXAMINING ATTORNEY

Generated on: This page was generated by TSDR on 2022-10-24 23:59:54 EDT
Mark: DERMAWOUND

DERMAWOUND

US Serial Number: 78491250

Application Filing Date: Sep. 29, 2004

US Registration Number: 3097449

Registration Date: May 30, 2006

Register: Principal

Mark Type: Trademark

TM5 Common Status Descriptor:

LIVE/REGISTRATION/Issued and Active

The trademark application has been registered with the Office.

Status: The registration has been renewed.

Status Date: Aug. 20, 2016

Publication Date: Mar. 07, 2006

Mark Information

Mark Literal Elements: DERMAWOUND

Standard Character Claim: Yes. The mark consists of standard characters without claim to any particular font style, size, or color.

Mark Drawing Type: 4 - STANDARD CHARACTER MARK

Goods and Services

Note:
The following symbols indicate that the registrant/owner has amended the goods/services:

- Brackets [..] indicate deleted goods/services;
- Double parenthesis ((..)) identify any goods/services not claimed in a Section 15 affidavit of incontestability; and
- Asterisks *..* identify additional (new) wording in the goods/services.

For: Pharmaceutical Preparations, for Wounds

International Class(es): 005 - Primary Class

U.S Class(es): 006, 018, 044, 046, 051, 052

Class Status: ACTIVE

Basis: 1(a)

First Use: Sep. 30, 2004

Use in Commerce: Sep. 30, 2004

Basis Information (Case Level)

Filed Use: No

Currently Use: Yes

Filed ITU: Yes

Currently ITU: No

Filed 44D: No

Currently 44E: No

Filed 44E: No

Currently 66A: No

Filed 66A: No

Currently No Basis: No

Filed No Basis: No

Current Owner(s) Information

Owner Name: EZ MEDICAL SOLUTIONS LLC

Owner Address: 341 TUDOR ROAD
SUITE 103
ANKORAGE, ALASKA UNITED STATES 99503

Legal Entity Type: LIMITED LIABILITY COMPANY

State or Country Where Organized: ALASKA

Attorney/Correspondence Information

Attorney of Record - None

Correspondent

Correspondent Name/Address: DIXON, DAVID M.
3684 W. FLAME FLOWER CT.
TUCSON, ARIZONA UNITED STATES 85745

Phone: 520-977-2510

Correspondent e-mail: docdixon007@msn.com daviddixonmd@gmail.com

Correspondent e-mail Authorized: Yes

Domestic Representative - Not Found

Prosecution History

Date	Description	Proceeding Number
Jan. 30, 2019	AUTOMATIC UPDATE OF ASSIGNMENT OF OWNERSHIP	
Aug. 20, 2016	NOTICE OF ACCEPTANCE OF SEC. 8 & 9 - E-MAILED	
Aug. 20, 2016	REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)	76293
Aug. 20, 2016	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED	76293
Aug. 20, 2016	CASE ASSIGNED TO POST REGISTRATION PARALEGAL	76293
May 30, 2016	TEAS SECTION 8 & 9 RECEIVED	
May 30, 2016	TEAS CHANGE OF CORRESPONDENCE RECEIVED	
May 30, 2015	COURTESY REMINDER - SEC. 8 (10-YR)/SEC. 9 E-MAILED	
Sep. 13, 2013	NOTICE OF ACCEPTANCE OF SEC. 8 & 15 - E-MAILED	
Sep. 13, 2013	REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.	69471
Nov. 30, 2012	REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED	69471
Sep. 13, 2013	REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED	69471
Jun. 28, 2013	TEAS RESPONSE TO OFFICE ACTION-POST REG RECEIVED	
Dec. 31, 2012	POST REGISTRATION ACTION MAILED - SEC. 8 & 15	69471
Dec. 31, 2012	CASE ASSIGNED TO POST REGISTRATION PARALEGAL	69471
Nov. 30, 2012	TEAS SECTION 8 & 15 RECEIVED	
May 09, 2008	TEAS CHANGE OF CORRESPONDENCE RECEIVED	
May 30, 2006	REGISTERED-PRINCIPAL REGISTER	
Mar. 07, 2006	PUBLISHED FOR OPPOSITION	
Feb. 15, 2006	NOTICE OF PUBLICATION	
Jan. 24, 2006	LAW OFFICE PUBLICATION REVIEW COMPLETED	71466
Jan. 20, 2006	ASSIGNED TO LIE	71466
Jan. 19, 2006	APPROVED FOR PUB - PRINCIPAL REGISTER	
Jan. 19, 2006	USE AMENDMENT ACCEPTED	68792
Nov. 16, 2005	AMENDMENT FROM APPLICANT ENTERED	71466
Nov. 03, 2005	CORRESPONDENCE RECEIVED IN LAW OFFICE	71466
Nov. 16, 2005	AMENDMENT TO USE PROCESSING COMPLETE	71466
Nov. 03, 2005	USE AMENDMENT FILED	71466
Nov. 03, 2005	PAPER RECEIVED	
May 01, 2005	NON-FINAL ACTION E-MAILED	6325
May 01, 2005	NON-FINAL ACTION WRITTEN	68792
May 01, 2005	ASSIGNED TO EXAMINER	68792
Oct. 05, 2004	NEW APPLICATION ENTERED IN TRAM	

TM Staff and Location Information

TM Staff Information - None

File Location

Current Location: GENERIC WEB UPDATE | **Date in Location:** Aug. 20, 2016

Assignment Abstract Of Title Information

Summary

Total Assignments: 1 | **Registrant:** DIXON, DAVID M.

Assignment 1 of 1

Conveyance: ASSIGNS THE ENTIRE INTEREST

Reel/Frame: 6531/0418 | **Pages:** 2

Date Recorded: Jan. 18, 2019

Supporting Documents: assignment-tm-6531-0418.pdf

Assignor

Name: DIXON, DAVID M | **Execution Date:** Jan. 16, 2019

Legal Entity Type: INDIVIDUAL | **Citizenship:** UNITED STATES

DBA, AKA, TA, Formerly: FORMERLY DAVID MAXWELL DIXON

Assignee

Name: EZ MEDICAL SOLUTIONS LLC

Legal Entity Type: LIMITED LIABILITY COMPANY | **State or Country Where Organized:** ALASKA

Address: 341 TUDOR ROAD
SUITE 103
ANKORAGE, ALASKA 99503

Correspondent

Correspondent Name: EDWARD CHALFIE

Correspondent Address: 602 PICARDY CIR
NORTHBROOK, IL 60062

Domestic Representative - Not Found